UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 13, 2018

E-Debit Global Corporation

(Exact name of Registrant as specified in its charter)

Colorado	000-32051	98-0233968
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Youngfield Street, Ste. 300

Golden, CO  80401

(Address of Principal Executive Offices)

(720) 840-5280

(Registrant's Telephone Number, Including Area Code)

_________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 5 - Corporate Governance and Management

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On March 13, 2018, the Registrant’s Board of Directors appointed Brendan Mckenna to serve on the Board of Directors. The appointment of Mr. McKenna fills a newly created board seat.

It is expected that Mr. Mckenna will serve as the Director of the Tribal Affairs Committee. Mr. McKenna will have the same compensation arrangement for his service as a director on the Board of Directors as the Registrant’s other outside, non-chairman, directors. That compensation currently consists of an initial option grant. Like the Registrant’s other directors, Mr. McKenna will be entitled to reimbursement for reasonable out-of-pocket expenses incurred in the performance of his duties and the attendance at board meetings and any meeting of stockholders.

Brendan McKenna, one of American Indian Health Services’ founders, has served as AIHS’ Chief Executive Officer since its inception in 2005. He is leading AIHS’ efforts to bring measurable health care improvements to the American Indian and Alaska Native people. His 20+ years of professional experience spans both the fully-insured and the self-funded arenas. Recognizing the opportunity to bring best practices towards Indian Country, Brendan’s efforts promote the purchase and delivery of health care services. His goal is for every Tribe to develop a targeted, population-based, health care model that achieves optimal outcomes—both clinical and financial—for its people. Over the last 8 years, AIHS has saved its Tribal partners $500+ Million in health care costs.

Mr. McKenna is a participating tribal member of Nambe Pueblo in New Mexico with a Masters of Health Administration degree from the University of Washington.  His expertise includes Tribal Sovereignty and Governance, Indian Law- interpretation and application.  Mr. McKenna will serve a key role in our efforts to develop tribal partnerships with respect to hemp and cannabis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Debit Global Corporation

By: /s/ Douglas Mac Donald
Douglas Mac Donald
Title: Acting President

Date: June 12, 2018

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